Exhibit 10.10

TRANSUNION CORP.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 15, 2010 (the “Effective Date”), is made by and among TRANSUNION CORP., a Delaware corporation (the “Company”), and the Persons identified on Schedule 1 hereto (as amended from time to time as provided in Section 13.1 below, the “Pritzker Stockholders”) and on Schedule 2 hereto (as amended from time to time as provided in Section 13.1 below, the “MDP Stockholders” and together with the Pritzker Stockholders, each, individually, a “Stockholder” and, collectively, the “Stockholders”).

R E C I T A L S

WHEREAS, the Company has agreed to grant the Stockholders the registration rights and other rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Definitions. In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

“AAA” means the American Arbitration Association.

“Affiliate” means as to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, that neither the Company nor any of its subsidiaries shall be deemed an Affiliate of any holder of Registrable Securities (and vice versa). For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings. With respect to any MDP Stockholder, the term “Affiliate” shall also include any Person now or hereafter existing that is (a) controlled, directly or indirectly, by one or more general partners or managing members of such MDP Stockholder (or the Madison Dearborn Partners fund or funds which control such MDP Stockholder) or (b) directly or indirectly managed or advised by such Person (or an Affiliate of such Person) who directly or indirectly manages or advises such MDP Stockholder or any of the Madison Dearborn Partners fund or funds which control such MDP Stockholder.

“Agreement” as defined in the Preamble.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day in Chicago, Illinois on which banking institutions are authorized by law or regulations to close.

“Claim” as defined in Section 12.2.

“Commission” means the Securities and Exchange Commission and any successor agency performing comparable functions.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” as defined in the Preamble.

“Demand Registrations” as defined in Section 2.2.

“Effective Date” as defined in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc. and any successor regulator performing comparable functions.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

“Governmental Authority” means any regional, federal, state or local legislative, executive or judicial body or agency, any court of competent jurisdiction, any department, political subdivision or other governmental authority or instrumentality, or any arbitral authority, in each case, whether domestic or foreign.

“Holdback Period” as defined in Section 5.1(a).

“Indemnified Party” as defined in Section 8.3.

“Indemnifying Party” as defined in Section 8.3.

“Initiating Party” as defined in Section 12.1.

“Initiating Stockholder” as defined in Section 2.4.

“IPO Lock-Up Period” as defined in Section 5.1(a).

“Long-Form Demand Registration” as defined in Section 2.1(b).

“MDP Stockholders” as defined in the Preamble.

“Person” means an individual, a company, a partnership, a joint venture, a limited liability company or limited liability partnership, an association, a trust, estate or other fiduciary, any other legal entity, and any Governmental Authority.

“Piggyback Registration” as defined in Section 4.1.

“Pritzker Stockholders” as defined in the Preamble.

“Public Offering” means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect (other than any registration statement on Form S-8 or Form S-4 or any successor forms thereto).

“Receiving Party” as defined in Section 12.1.

“Registrable Securities” means at any time following the Effective Date, any of the following owned by any Stockholder: (i) any voting Common Stock or other equity securities of the Company into which the voting Common Stock then outstanding shall be reclassified or changed, including by reason of a merger, consolidation, reorganization, recapitalization or statutory conversion; (ii) any voting Common Stock issued or issuable upon conversion, exchange or exercise of other equity securities of the Company then held by such Stockholder; and (iii) any equity securities of the Company then outstanding which were issued or issuable as a dividend, stock split or other distribution with respect to or in replacement of any equity securities referred to in clauses (i) or (ii) of this definition; provided, however, that Registrable Securities shall not include any equity securities that (A) have been sold in a registered offering pursuant to the Securities Act; (B) have been sold pursuant to Rule 144 promulgated by the Commission under the Securities Act; or (C) repurchased by the Company or a subsidiary of the Company; provided, however a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock of the Company registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement.

“Registration Expenses” as defined in Section 7.1.

“Request for Arbitration” as defined in Section 12.1.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

“Shelf Registration Statement” as defined in Section 3.1.

“Short-Form Demand Registrations” as defined in Section 2.2.

“Stockholder(s)” as defined in the Preamble.

“Stockholders’ Agreement” means that certain Stockholders’ Agreement, dated as of the Effective Date, among the Company and the Stockholders, as amended from time to time.

2.	Demand Registration.

2.1     Long-Form Registrations.

(a)        Subject to the terms of this Agreement, (i) at any time after the expiration of the IPO Lock-Up Period or (ii) in the event that the Company has not consummated an initial Public Offering prior to the fifth (5th) anniversary of the Effective Date, at any time after such date, the Pritzker Stockholders (upon the written request of the Pritzker Stockholders holding at least a majority of all Registrable Securities held by all Pritzker Stockholders) or the MDP Stockholders may request registration under the Securities Act on Form S-1 or any similar long-form registration statement for the offering of all or part of their then outstanding Registrable Securities; provided, that with respect to any request under this Section 2.1(a): (A) the anticipated aggregate offering price of the Registrable Securities covered by such registration at the time of the initial filing of any such registration statement is estimated to exceed $100,000,000; (B) the Company shall not otherwise be eligible at the time of the request to file a registration statement on Form S-3 or any similar short form registration statement for the re-sale by a Stockholder of Registrable Securities; and (C) the sale of Registrable Securities covered by such registration will be pursuant to an underwritten offering.

(b)        Each request for a Demand Registration (defined below) shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Within ten (10) days after receipt of any written request pursuant to this Section 2.1, the Company will give written notice of such request to all other holders of Registrable Securities and will use its reasonable best efforts to include in such registration all Registrable Securities (in accordance with the priorities set forth in Section 2.4 below) with respect to which the Company has received written requests for inclusion within twenty (20) days after delivery of the Company’s notice, and, thereupon the Company will use its best efforts to effect, at the earliest possible date, the registration under the Securities Act. All registrations requested pursuant to this Section 2.1 are referred to herein as “Long-Form Demand Registrations.” The Company shall not be obligated to effect more than two (2) Long-Form Demand Registrations for the Pritzker Stockholders and two (2) Long-Form Demand Registrations for the MDP Stockholders pursuant to this Section 2.1.

2.2     Short-Form Registrations. In addition to the Long-Form Demand Registrations provided pursuant to Section 2.1 above, commencing the date on which the Company becomes eligible to register securities on a Form S-3 or any similar short-form registration, the Pritzker Stockholders (as a group, and upon the written request of the Pritzker Stockholders holding at least twenty-five percent (25%) of all Registrable Securities held by all Pritzker Stockholders) and the MDP Stockholders (as a group) will each be entitled to request registrations under the Securities Act of all or part of their then outstanding Registrable Securities on Form S-3, if available to the Company, or any similar short-form registration (all registrations requested pursuant to this Section 2.2, “Short-Form Demand Registrations” and, together with the Long-Form Demand Registrations, “Demand Registrations”); provided, however, that with respect to any requests under this Section 2.2, the anticipated aggregate offering price of the Registrable Securities included in any such Short-Form Demand Registration at the time of the initial filing of any such registration statement is estimated to exceed $20,000,000. Within ten (10) days after receipt of any written request pursuant to this Section 2.2, the Company will give written notice of such request to all other holders of Registrable Securities and will use reasonable best efforts to include in such registration all Registrable Securities (in accordance with the priorities set forth in Section 2.4 below) with respect to which the Company has received written requests for inclusion within twenty (20) days after delivery of the Company’s notice. Once the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable best efforts to make Short-Form Demand Registrations available for the sale of Registrable Securities. Demand Registrations will be Short-Form Demand Registrations whenever the Company is permitted to use any applicable short form (unless the managing underwriter of such offering requests the Company use a Long-Form Demand Registration in order to sell all of the Registrable Securities requested to be sold). If for marketing or other reasons the underwriters with respect to any Short-Form Demand Registration request the inclusion in the registration statement of information which is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Demand Registration, the Company will provide such information as may be reasonably requested for inclusion by the underwriters in the Short-Form Demand Registration. Each of the Pritzker Stockholders (as a group) and the MDP Stockholders (as a group) shall be limited to two (2) Short-Form Demand Registrations during each calendar year.

2.3      Payment of Expenses for Demand Registrations. The Company will pay all Registration Expenses for the Demand Registrations permitted under Sections 2.1 and 2.2, including any requested Demand Registration that does not become effective. A registration will not count as a Demand Registration until it has become effective and remains effective in accordance with the terms of this Agreement.

2.4      Priority. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities requested to be included in such registration. If the managing underwriters with respect to a Demand Registration advise the Company in writing that in their opinion the inclusion of the number of Registrable Securities and, if permitted hereunder, other securities requested to be included creates a substantial risk that the price per security will be reduced, then the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without creating such risk, pro rata among the respective holders of such Registrable Securities on the basis of the number of Registrable Securities requested by such holders to be included in the applicable Demand Registration. In no event will a Demand Registration pursuant to Section 2.1 count as a Long Form Demand Registration for purposes of Section 2.1 unless at least twenty-five percent (25%) of all Registrable Securities requested to be registered in such Demand Registration by the Stockholder(s) initiating such Demand Registration (the “Initiating Stockholder”) are, in fact, registered in such registration.

2.5      Restrictions. The Company will not be obligated to effect any Demand Registration within one hundred eighty (180) days after the effective date of a previous Demand Registration, except to the extent the underwriters agree to a shorter period; provided, that at all times the Company must comply with the provisions of Section 5.3. With respect to any Demand Registration, if (a) the Board determines in good faith that such filing (i) would be materially detrimental to the Company, (ii) would require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on the Company or any plan or proposal by the Company or any of its subsidiaries to engage in any acquisition or disposition of assets or equity securities or any merger, consolidation, tender offer, material financing or other significant transaction, or (iii) is inadvisable because the Company is planning to prepare and file a registration statement for a primary offering by the Company of its securities, and (b) the Company shall furnish the holders of Registrable Securities who have requested a Demand Registration a certificate signed by an executive officer of the Company to such effect, the Company may postpone for up to one hundred twenty (120) days the filing or the effectiveness of a registration statement for a Demand Registration; provided, that the Company may not on any of the foregoing grounds postpone the filing or effectiveness of a registration statement for a Demand Registration for more than one hundred twenty (120) days during any twelve (12) month period (unless the holders of a majority of the unsold Registrable Securities included in such registration statement and not previously sold thereunder consent in writing to a longer postponement of the filing or effectiveness of such registration statement); provided further, that, in the event the filing or the effectiveness of the registration statement is postponed, the Initiating Stockholder shall be entitled to withdraw the request for Demand Registration, and if such Demand Registration is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder.

2.6      Underwritten Offerings; Selection of Underwriters. All Demand Registrations shall be underwritten. The Board shall have the right in connection with any Demand Registration to select the managing underwriter(s), subject to consultation with the Initiating Stockholders.

3.	Shelf Registrations.

3.1      Right to Shelf Registration. Subject to the terms of this Agreement, commencing on the later of the date on which the Company becomes eligible to register securities on a registration statement on Form S-3 or similar short-form registration and 365 days following the Company’s initial Public Offering, the Pritzker Stockholders (as a group, and upon the written request of the Pritzker Stockholders holding at least twenty-five percent (25%) of all Registrable Securities held by all Pritzker Stockholders) and the MDP Stockholders (as a group) shall be entitled to request that a Short-Form Demand Registration be filed by the Company as a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act with respect to all or part of their Registrable Securities (including the Prospectus, amendments and supplements to the shelf registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed incorporated by reference, if any, in such shelf registration statement, the “Shelf Registration Statement”). The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as practicable after such filing, and shall use its best efforts to keep the Shelf Registration Statement effective and updated, from the date such Shelf Registration Statement is declared effective until the earliest to occur of (i) the first date as of which all of the shares of Registrable Securities included in the Shelf Registration Statement have been sold or distributed pursuant to the Shelf Registration Statement or (ii) a period of three years.

3.2      Payment of Expenses for Shelf Registrations. The Company will pay all Registration Expenses for the shelf registrations permitted under this Section 3.

4.	Piggyback Registration.

4.1     Right to Piggyback. At any time following the earlier of the expiration of the IPO Lock-Up Period or the fifth (5th) anniversary of the Effective Date, whenever the Company proposes to register any of its Common Stock under the Securities Act for its own account or on behalf of other stockholders of the Company, and the registration form to be used may be used for the registration of Registrable Securities, (a “Piggyback Registration”) (except for the registrations on Form S-8 or Form S-4 or any successor form thereto), the Company will give written notice, at least fifteen (15) days prior to the proposed filing of such registration statement, to all holders of the Registrable Securities of its intention to effect such a registration and will use reasonable best efforts to include in such registration all Registrable Securities (in accordance with the priorities set forth in Sections 4.2 and 4.3 below) with respect to which the Company has received written requests for inclusion specifying the number of equity securities desired to be registered, which request shall be delivered within fifteen (15) days after the delivery of the Company’s notice.

4.2     Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share or unit of the primary securities will be reduced or that the amount of the primary securities intended to be included on behalf of the Company will be reduced, then the managing underwriter may exclude securities (including Registrable Securities) from the registration and the underwriting, and the number of securities that may be included in such registration and underwriting shall include first, any securities that the Company proposes to sell, second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the total number of Registrable Securities which are requested by such holders to be included in such registration, and third, other securities requested to be included in such registration to be allocated pro rata among the holders thereof. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 whether or not any holder of Registrable Securities has elected to include securities in such registration.

4.3     Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of securities offered thereby will be reduced, the Company will include in such registration first, the Registrable Securities requested to be included in such registration, pro rata among the other holders of such Registrable Securities on the basis of the total number of Registrable

Securities which are requested by such holders to be included in such registration, and second, other Common Stock requested to be included in such registration to be allocated pro rata among the holders thereof on the basis of the total number of securities owned by such other holders.

4.4     Selection of Underwriters. In connection with any Piggyback Registration, the Company shall have the right to select the managing underwriter(s) in respect of such offering.

4.5     Payment of Expenses for Demand Registrations. The Company will pay all Registration Expenses for the Piggyback Registrations permitted under Section 4.1, whether or not the registration statement with respect to the Piggyback Registration becomes effective.

5.	Additional Agreements.

5.1        Holders’ Agreements. To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, it will (a) not sell, make any short sale of, loan, grant any option for the purchase of, otherwise dispose of, hedge or transfer any of the economic interest in (or agree or commit to do any of the foregoing) any Registrable Securities (other than those included by such holder in the offering in question, if any)(including pursuant to Rule 144 under the Securities Act) without the prior written consent of the Company or such underwriters, as the case may be, (i) with respect to the Company’s initial Public Offering, for the seven (7) days prior to, and during the one hundred eighty (180) day period following, the effective date of the registration statement for the Company’s initial Public Offering (the “IPO Lock-Up Period”), (ii) with respect to any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, for the seven (7) days prior to, and during the ninety (90) day period following (or such shorter period as may be agreed to by the managing underwriter(s) of such underwritten offering), the effective date of the registration statement for such underwritten offering, and (iii) upon written notice from the Company of the commencement of an underwritten distribution in connection with any shelf or other registration statement, for the seven (7) days prior to, and during the ninety (90) day period following (or such shorter period as may be agreed to by the managing underwriter(s) of such underwritten offering), the date of commencement of such distribution (each such period in (i), (ii) and (iii), a “Holdback Period”), and (b) enter into and be bound by such form of agreement with respect to the foregoing as the Company or such managing underwriter may reasonably request; provided that each executive officer and director of the Company also agrees to such restrictions. The Holdback Period may be extended to the extent necessary for a managing or co-managing underwriter of an underwritten Public Offering to accommodate regulatory restrictions, including the restrictions contained in FINRA Rule 2711(f)(4) or any successor rule, on (i) the publication of or distribution of research reports and (ii) analyst recommendations and opinions. Any waiver of a Holdback Period or any extension thereof will be made on a pro rata basis if permitted by the managing underwriter(s) of the registered offering or distribution. Nothing herein shall prevent a holder of Registrable Securities from transferring Registrable Securities to a permitted Transferee (as defined in the Stockholders’ Agreement) of such Registrable Securities pursuant to Section 3 of the Stockholders’ Agreement; provided, that the Transferees of such Registrable Securities agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

Subject to approval by the Board, the underwriters in connection with a Public Offering are intended third-party beneficiaries of this Section 5.1 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

5.2      Company’s Agreements. The Company agrees not to effect any public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the ninety (90) day period (or one hundred eighty (180) day period in the case of the Company’s initial Public Offering) following, the effective date of a registration statement of the Company for an underwritten Public Offering (except as part of any such underwritten registration or pursuant to registrations on Form S-8 or Form S-4 or any successor forms thereto), unless the underwriters managing the Public Offering otherwise agree.

5.3      Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Sections 2, 3 or 4, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or Form S-4 or any successor forms thereto), whether on its own behalf or at the request of any holder or holders of such securities, until the earlier of (i) one hundred eighty (180) days has elapsed from the effective date of such previous registration, or (ii) the date that all of the securities covered by the previous registration have been sold.

5.4      Suspension of Resales. The Company shall be entitled to suspend the use of the prospectus forming the part of any registration statement which has theretofore become effective at any time if, in the good faith judgment of the Company, there is a material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and the chief executive officer or chief financial officer of the Company certifies in writing to the holders of the Registrable Securities included in such registration statement and not previously sold thereunder that, after consultation with counsel, such officers have reasonably concluded that under such circumstances it would be in the Company’s best interest to suspend the use of such prospectus; provided, however, that the aggregate period of suspension under this Section 5.4, when combined with the aggregate period of any delay under Section 2.5 hereof, may not exceed, in any twelve-month period, more than one hundred twenty (120) days unless the holders of a majority of the unsold Registrable Securities included in such registration statement and not previously sold thereunder consent in writing to a longer suspension. Each holder of Registrable Securities included in any such registration statement and not previously sold thereunder agrees that upon its receipt of such written certification it will immediately discontinue the sale of any Registrable Securities pursuant to such registration statement or otherwise until such holder has received copies of the supplemented or amended prospectus or until such holder is advised in writing that the use of the prospectus forming a part of such registration statement may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus.

5.5      Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company. The Company shall not grant to any

Person the right, other than as set forth herein and except to employees of the Company with respect to registrations on Form S-8, to request the Company to register any Common Stock of the Company or any securities convertible or exchangeable into or exercisable for such Common Stock except such rights as are not more favorable than or inconsistent with the rights granted to the Stockholders and that do not violate the rights or adversely affect the priorities of the Stockholders set forth herein.

6.      Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company will as expeditiously as reasonably possible:

(a)      prepare and, as soon as practicable after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to one counsel designated by holders of a majority of the Registrable Securities covered by such registration statement and to the extent practicable under the circumstances, provide such counsel a reasonable period of time to review and comment upon such documents; and the Company shall consider in good faith any such reasonable changes that such counsel may suggest);

(b)      prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary (i) to keep such registration statement effective (A) for a period of not less than the earlier of eighteen (18) months or until the date that all of the securities covered by the registration statement have been sold, or (B) in the case of a Shelf Registration Statement for the period of time provided in Section 3.1 and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)      in connection with any filing of any registration statement or prospectus or amendment or supplement thereto, cause such document (i) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) to not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d)      furnish to each seller of Registrable Securities, without charge, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e)      use its reasonable best efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as the Stockholders reasonably request, keep each such registration or qualification effective during the period the associated registration statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) consent to general service of process in any such jurisdiction, or (iii) subject itself or any of its Affiliates to taxation in any such jurisdiction in which it is not subject to taxation);

(f)      promptly notify each seller of such Registrable Securities and the underwriter(s) and, if requested by such seller or the underwriter(s), confirm in writing, when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective;

(g)      promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the discovery that, or upon discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h)      furnish counsel for each underwriter, if any, and for the sellers of such Registrable Securities with copies of any written comments from the Commission or any state securities authority or any written request by the Commission or any state securities authority for amendments or supplements to a registration statement or prospectus or for additional information generally;

(i)      use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or if no such securities are then listed, such securities exchange as the holders of a majority of the Registrable Securities included in such registration may request;

(j)      use reasonable best efforts to provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

(k)      enter into such customary agreements (including underwriting agreements in customary form) and perform the Company’s obligations thereunder and take all such other customary actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(l)      use reasonable best efforts to cooperate with each seller and the underwriter or managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as each seller or the underwriter or managing underwriter, if any, may reasonably request at least three Business Days prior to any sale of Registrable Securities;

(m)      make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that any records, information or documents that are furnished by the Company and that are non-public shall be used only in connection with such registration and shall be kept strictly confidential by any of the foregoing recipients, except to the extent disclosure of such records, information or documents is required by written order of any Governmental Authority;

(n)      advise each seller of such Registrable Securities and the underwriter(s), promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus, or the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(o)      take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p)      otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(q)      cooperate and assist in any filing required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter” that is required to be retained in accordance with the rules and regulations of FINRA).

(r)      at least forty-eight (48) hours prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Securities and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Securities being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable laws;

(s)      at the request of any seller of such Registrable Securities in connection with an underwritten offering, use its reasonable best efforts to furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters, covering such matters as such counsel, underwriters and the sellers of Registrable Securities may reasonably agree upon, including such matters as are customarily furnished in connection with an underwritten offering, and (ii) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters, covering such matters as such accountants, underwriters and sellers of Registrable Securities may reasonably agree upon, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are an independent registered public accounting firm within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act; and

(t)      with respect to Demand Registrations, make senior executives of the Company reasonably available to assist the underwriters with respect to, and participate and accompany the underwriters on, the so-called “road show” in connection with the marketing efforts for, and the distribution and sale of Registrable Securities pursuant to a registration statement.

7.	Registration Expenses.

7.1     Company’s Expenses. The Company will pay all expenses incident to the Company’s performance of or compliance with this Agreement, including, but not limited to: all registration and filing fees; fees and expenses of compliance with securities or blue sky laws; printing expenses; messenger and delivery expenses; and fees and disbursements of counsel for the Company; reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration to represent all holders of Registrable Securities included in the registration; reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Public Offering; fees and disbursements of the Company’s registered public accounting firm; reasonable fees and disbursements of a single counsel for the underwriters (if the Company or the holders of Registrable Securities are required to bear such expenses); and reasonable fees and disbursements of all other Persons retained by the Company (all such expenses being herein called “Registration Expenses”); provided, however, that, as between the Company and the holders of Registrable Securities, all underwriting discounts, commissions and transfer taxes relating to the Registrable Securities will be borne by the holders of such Registrable Securities. In addition, the Company will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange; provided, however, that if a request for Demand Registration is subsequently withdrawn at the request of a majority of the Initiating Stockholders (other than pursuant to Section 2.5), the holders of Registrable Securities who have withdrawn such request for Demand Registration shall forfeit such Demand Registration unless the holders of Registrable Securities to be registered pay (or reimburse the Company) for all of the Registration Expenses with respect to such withdrawn Demand Registration.

7.2      Holder’s Expenses. To the extent that any expenses incident to any registration are not required to be paid by the Company, each holder of Registrable Securities included in a registration will pay all such expenses which are clearly and solely attributable to the registration of such holder’s Registrable Securities so included in such registration, and any other expenses not so attributable to one holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

8.	Indemnification.

8.1      By the Company. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities and, as applicable, each of its trustees, stockholders, members, directors, managers, partners, officers, employees and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses and any actions or proceedings, whether commenced or threatened, in respect thereof (including, but not limited to, attorneys’ fees and expenses) caused by or arising out of (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus or preliminary prospectus, Free-Writing Prospectus or any amendment thereof or supplement thereto (including, in each case, all documents incorporated therein by reference) or (B) any application or other document or communication executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the prospectus, the Free-Writing Prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the

Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities. The payments required by this Section 8.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

8.2      By Each Holder of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information relating to such holder as is reasonably necessary for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company and, as applicable, each of its members, managers, directors, employees and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto (including, in each case, all documents incorporated therein by reference), or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information furnished in writing by such holder for the acknowledged purpose of inclusion in such registration statement, prospectus or preliminary prospectus; provided, however, that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, unless such loss, claim, damage, liability or expense resulted from such holder’s intentionally fraudulent conduct.

8.3      Procedure. Each party entitled to indemnification under this Section 8 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that the counsel for the Indemnifying Party who is to conduct the defense of such claim or litigation is reasonably satisfactory to the Indemnified Party (whose approval shall not be unreasonably withheld or delayed). The Indemnified Party may participate in such defense at such Indemnified Party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or to employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party’s counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest; provided, however, that in no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel (excluding one local counsel per jurisdiction as necessary) for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same event, allegations or circumstances. The Indemnified Party shall not make any settlement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 8 only to the extent that such failure to give notice shall materially prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (A) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party or (B) that includes an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

8.4      Non-Exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any Indemnified Party may have pursuant to law or contract. The indemnification (and contribution provisions in Section 9 below) provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

9.	Contribution.

9.1      Contribution. If the indemnification provided for in Section 8 from the Indemnifying Party is, other than expressly pursuant to its terms, unavailable to or unenforceable by the Indemnified Party in respect to any costs, fines, penalties, losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such costs, fines, penalties, losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the costs, fines, penalties, losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Notwithstanding this Section 9, an Indemnifying Party that was a holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by such holder exceeds (B) the amount of any damages which such indemnifying holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such payments, unless such loss, claim, damage, liability or expense in respect of which contribution is required resulted from such holder’s intentionally fraudulent conduct.

9.2      Equitable Considerations; Etc. The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

10.      Compliance with Rule 144 and Rule 144A. In the event that the Company (a) registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder of Registrable Securities who proposes to sell securities in compliance with Rule 144 of the Securities Act, the Company will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time and (ii) make available to the public and such holders such information, and take such action as is reasonably necessary, to enable the holders of Registrable Securities to make sales pursuant to Rule 144. Unless the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will provide to the holder of Registrable Securities and to any prospective purchaser of Registrable Securities under Rule 144A of the Securities Act, the information described in Rule 144A(d)(4) of the Securities Act.

11.      Participation in Underwritten Registrations.

11.1    No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements (provided, that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

11.2    Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(g) above, such Person shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 6(g). In the event the Company has given any such notice, the applicable time period set forth in Section 6(b) during which a registration statement is to remain effective shall be extended (provided, that the Company shall not cause any registration statement to remain effective beyond the latest date allowed by applicable law) by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6(g).

12.	Arbitration.

12.1      Except as otherwise specifically provided in this Agreement, any and all disputes, controversies or claims arising out of, relating to or in connection with this Agreement, including, without limitation, any dispute regarding its arbitrability, validity or termination, or the performance or breach thereof, shall be exclusively and finally settled by arbitration administered by the AAA. Any party to this Agreement may initiate arbitration (the “Initiating Party”) by notice to any other party (the “Receiving Party”) (a “Request for Arbitration”). The arbitration shall be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as they may be modified by the provisions of this Agreement. The place of the arbitration shall be Chicago, Illinois. The arbitration shall be conducted by three arbitrators appointed as follows: (i) the Initiating Party shall appoint one qualified arbitrator, (ii) the Receiving Party shall appoint one qualified arbitrator and (iii) the third qualified arbitrator shall be selected jointly by the first two arbitrators appointed pursuant to (i) and (ii) above (or if one or both of the arbitrator(s) is not appointed pursuant to (i) or (ii) above, as appointed by the AAA (as described below)). To the extent (a) either the Initiating Party or the Receiving Party fails to appoint an arbitrator within fifteen (15) days after delivery of the Request for Arbitration or (b) the first two arbitrators fail to appoint a third arbitrator pursuant to (iii) above within fifteen (15) days, such party’s appointment of an arbitrator shall be made by the AAA pursuant to its rules governing commercial arbitration in effect at the time of the arbitration. Any individual will be qualified to serve as an arbitrator if he or she shall be an individual who (A) has no personal relationship with any of the parties to this Agreement, (B) has no direct business relationship with any of the parties to this Agreement, (C) has no material indirect business relationship with any of the parties to this Agreement and (D) who has at least twenty (20) years of experience in the practice of law with significant experience in each of corporate law, securities law, capital markets and corporate finance matters. The arbitration shall commence within thirty (30) days after the appointment of the three arbitrators; the arbitration shall be completed within sixty (60) days of commencement; and the arbitrators’ award shall be made within thirty (30) days following such completion. The parties may agree to extend the time limits specified in the foregoing sentence.

12.2      The arbitrators will apply the substantive law (and the law of remedies, if applicable) of the State of Delaware without reference to its internal conflicts of laws principles, and will be without power to apply any different substantive law. The arbitrators will render an award and a written opinion in support thereof. Such award shall include the costs related to the arbitration and reasonable attorneys’ fees and expenses to the prevailing party. The arbitrators also have the authority to grant provisional remedies, including injunctive relief, and to award specific performance. The arbitrators may entertain a motion to dismiss and/or a motion for summary judgment by any party, applying the standards governing such motions under the Federal Rules of Civil Procedure, and may rule upon any claim or counterclaim, or any portion thereof (a “Claim”), without holding an evidentiary hearing, if, after affording the parties an opportunity to present written submission and documentary evidence, the arbitrators conclude that there is no material issue of fact and that the Claim may be determined as a matter of law. The parties waive, to the fullest extent permitted by law, any rights to appeal, or to review of, any arbitrators’ award by any court. The arbitrators’ award shall be final and binding, and judgment on the award may be entered in any court of competent jurisdiction, including the courts of Cook County, Illinois. Notwithstanding the foregoing, any party to this Agreement may seek injunctive relief, specific performance, or other equitable remedies from a court of competent jurisdiction without first pursuing resolution of the dispute as provided above. Each party to this Agreement irrevocably submits to the non-exclusive jurisdiction and venue in the courts of the State of Illinois and of the United States sitting in Chicago, Illinois in connection with any such proceeding, and waives any objection based on forum non conveniens. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION TO ENFORCE AN ARBITRATOR’S DECISION OR AWARD PURSUANT TO SECTION 12.1 OF THIS AGREEMENT.

12.3      The parties hereto agree to maintain confidentiality as to all aspects of the arbitration, except as may be required by applicable law, regulations or court order, or to maintain or satisfy any suitability requirements for any license by any state, federal or other regulatory authority or body, including professional societies and organizations; provided, that nothing herein shall prevent a party from disclosing information regarding the arbitration for purposes of enforcing the award. The parties hereto further agree to obtain the arbitrators’ agreement to preserve the confidentiality of the arbitration.

13.	Miscellaneous.

13.1      Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company, the MDP Stockholders and the Pritzker Stockholders holding more than 50% of Registrable Securities held by all Pritzker Stockholders; provided, however, that Schedules 1 and 2 to this Agreement shall be amended, as applicable, to include any permitted Transferee upon a Permitted Transfer (as defined in the Stockholders’ Agreement) by any Pritzker Stockholder or MDP Stockholder without the consent of the Company, the Pritzker Stockholders or the MDP Stockholders; provided, that such permitted Transferee of a Permitted Transfer (as defined in the Stockholders’ Agreement) executes and delivers a joinder to this Agreement and any such other instruments and documents, in form and substance reasonably satisfactory to the Board (or a designee of the Board whom such authority has been delegated), as are reasonably requested by the Company in connection with such Permitted Transfer. Any waiver, permit, consent or approval of any kind or character on the part of any holder of Registrable Securities of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing and signed by such holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of Registrable Securities and the Company. No delay on the part of any party in exercising any right, power or privileges hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power, privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

13.2      Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement are also enforceable by and against, any permitted Transferee upon a Permitted Transfer (as defined in the Stockholders’ Agreement). Each Stockholder shall be permitted to assign its rights together with its obligations under this Agreement (i) to any Transferee pursuant to a Permitted Transfer (as defined in the Stockholders’ Agreement) under the Stockholders’ Agreement and (ii) in all other cases, with the prior written consent of the Company, such consent not to be unreasonably withheld.

13.3      Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

13.4      Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given when received if delivered personally, on the next Business Day if sent by overnight courier for next Business Day delivery (providing proof of delivery), on receipt of confirmation if sent by facsimile, or in five (5) Business Days if sent by U.S. registered or certified mail, postage prepaid (return receipt requested) to the other parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company:

TransUnion Corp.

555 West Adams Street

Chicago, Illinois 60661

Facsimile No.: (312) 466-7706

Attention: General Counsel

If to a Stockholder, to the addresses indicated on Schedule 1 and Schedule 2 attached hereto as amended from time to time.

The Company or any Stockholder, by notice to the other parties hereto, may designate additional or different addresses for subsequent notices or communications. All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. If a notice or communication is mailed, transmitted or sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

13.5      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS INTERNAL CONFLICTS OF LAWS PRINCIPLES.

13.6      Reproduction of Documents. This Agreement and all documents relating hereto, including, but not limited to, (i) consents, waivers, amendments and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any arbitral, judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

13.7      Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party shall be entitled to immediate injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.

13.8      Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances. Upon such determination that any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

13.9      Entire Agreement. This Agreement (together with the Stockholders’ Agreement and other agreements referred to herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede and shall supersede all prior agreements and understandings (whether written or oral) between the Company and the Stockholders, or any of them, with respect to the subject matter hereof.

13.10      Execution in Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Agreement.

13.11      No Trustee Liability. When this Agreement is executed by a trustee of a trust, such execution is by the trustee, not individually, but solely as trustee in the exercise of and under the power and authority conferred upon and invested in such trustee, and it is expressly understood and agreed that nothing contained in this Agreement shall be construed as imposing any liability on any such trustee personally to pay any amounts required to be paid hereunder or thereunder, or to perform any covenant, either express or implied, contained herein or therein, all such personal liability, if any, having been expressly waived by the parties by their execution hereof. Any liability of a trust hereunder shall not be a personal liability of any trustee, grantor or beneficiary thereof, and any recourse against a trustee shall be solely against the assets of the pertinent trust.

13.12      Aggregation. All shares of Registrable Securities held by any Affiliates of any Stockholder shall be aggregated together with the shares of Registrable Securities held by such Stockholder for the purposes of determining availability of rights and application of obligations of such Stockholder under this Agreement.

13.13      No Third Party Beneficiaries. Except as provided in Sections 5.1, 8, 9 and 13.2, nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

13.14      Waiver of Certain Damages. To the extent permitted by applicable law, each party hereto agrees not to assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any of the transactions contemplated hereby.

Signature pages follow.

IN WITNESS WHEREOF, the parties hereto have duly executed this Registration Rights Agreement as of the date first above written.

THE COMPANY:

TRANSUNION CORP.

By:		/s/ John W. Blenke
	Name:	John W. Blenke
	Title:	Executive Vice President, Corporate
General Counsel and Secretary

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

THE STOCKHOLDERS:

THE PRITZKER STOCKHOLDERS:

The U.S. Trusts

By:	/s/ Marshall E. Eisenberg
Marshall E. Eisenberg, not individually, but solely as co-trustee of each of those separate and distinct trusts listed on Annex A-1

By:	/s/ Thomas J. Pritzker
Thomas J. Pritzker, not individually, but solely as co-trustee of each of those separate and distinct trusts listed on Annex A-1

By:	/s/ Karl J. Breyer
Karl J. Breyer, not individually, but solely as co-trustee of each of those separate and distinct trusts listed on Annex A-1

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

The Non-U.S. Trusts
CIBC TRUST COMPANY (BAHAMAS) LIMITED, solely as trustee of each of the separate trusts listed on Annex A-2 attached hereto

By:		/s/ Schevon Miller
	Name:	Schevon Miller
	Title:	Authorized Signatory

By:		/s/ Carlis E. Chisholm
	Name:	Carlis E. Chisholm
	Title:	Authorized Signatory

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

THE MDP STOCKHOLDERS:

MDCPVI TU HOLDINGS, LLC

By:		/s/ Timothy Hurd
	Name:	Timothy Hurd
	Title:	President

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

SCHEDULE 1

Pritzker Stockholders

Karl J. Breyer, Marshall E. Eisenberg and Thomas J. Pritzker, not individually, but solely as co-trustees of each of the separate trusts listed below in this Schedule 1.

c/o Diversified Financial Management Corp.

71 South Wacker Drive, 46th Floor

Chicago, Illinois 60606

A.N.P. Trust #1

A.N.P. Trust #10

A.N.P. Trust #11

A.N.P. Trust #12

A.N.P. Trust #13A-Tom

A.N.P. Trust #13B-John

A.N.P. Trust #13C-Gigi

A.N.P. Trust #13D-Dan

A.N.P. Trust #14

A.N.P. Trust #15

A.N.P. Trust #16

A.N.P. Trust #17

A.N.P. Trust #18-John

A.N.P. Trust #18-Thomas

A.N.P. Trust #19

A.N.P. Trust #2

A.N.P. Trust #20

A.N.P. Trust #21

A.N.P. Trust #22-James

A.N.P. Trust #22-Linda

A.N.P. Trust #23-Karen

A.N.P. Trust #23-Linda

A.N.P. Trust #24-James

A.N.P. Trust #24-Karen

A.N.P. Trust #25

A.N.P. Trust #26

A.N.P. Trust #27

A.N.P. Trust #28-James

A.N.P. Trust #28-Linda

A.N.P. Trust #29-Karen

A.N.P. Trust #29-Linda

A.N.P. Trust #3

A.N.P. Trust #30-James

A.N.P. Trust #30-Karen

A.N.P. Trust #31

A.N.P. Trust #32

A.N.P. Trust #33

A.N.P. Trust #34-Anthony

A.N.P. Trust #34-Penny

A.N.P. Trust #35-Anthony

A.N.P. Trust #35-Jay Robert

A.N.P. Trust #36-Jay Robert

A.N.P. Trust #36-Penny

A.N.P. Trust #37

A.N.P. Trust #38

A.N.P. Trust #39

A.N.P. Trust #40-Anthony

A.N.P. Trust #40-Penny

A.N.P. Trust #41-Anthony

A.N.P. Trust #41-Jay Robert

A.N.P. Trust #42-Jay Robert

A.N.P. Trust #42-Penny

A.N.P. Trust #4-Daniel

A.N.P. Trust #4-John

A.N.P. Trust #5-Daniel

A.N.P. Trust #5-Jean

A.N.P. Trust #6

A.N.P. Trust #7A-Tom

A.N.P. Trust #7B-John

A.N.P. Trust #7C-Gigi

A.N.P. Trust #7D-Dan

A.N.P. Trust #8

A.N.P. Trust #9

D.N.P. Residuary Trust #1

D.N.P. Residuary Trust #2

D.N.P. Residuary Trust #3

D.N.P. Residuary Trust #4

D.N.P. Residuary Trust #5

D.N.P. Residuary Trust #6

D.N.P. Residuary Trust #7

D.N.P. Residuary Trust #8

D.N.P. Residuary Trust #9

Daniel Trust

F.L.P. Residuary Trust #1

F.L.P. Residuary Trust #11

F.L.P. Residuary Trust #12

F.L.P. Residuary Trust #13

F.L.P. Residuary Trust #14

F.L.P. Residuary Trust #15

F.L.P. Residuary Trust #16

F.L.P. Residuary Trust #17

F.L.P. Residuary Trust #18

F.L.P. Residuary Trust #19

F.L.P. Residuary Trust #20

F.L.P. Residuary Trust #21

F.L.P. Residuary Trust #22

F.L.P. Residuary Trust #23

F.L.P. Residuary Trust #24

F.L.P. Residuary Trust #25

F.L.P. Residuary Trust #26

F.L.P. Residuary Trust #27

F.L.P. Residuary Trust #28

F.L.P. Residuary Trust #29

F.L.P. Residuary Trust #30

F.L.P. Residuary Trust #31

F.L.P. Residuary Trust #32

F.L.P. Residuary Trust #33

F.L.P. Residuary Trust #34

F.L.P. Residuary Trust #35

F.L.P. Residuary Trust #36

F.L.P. Residuary Trust #37

F.L.P. Residuary Trust #38

F.L.P. Residuary Trust #39

F.L.P. Residuary Trust #40

F.L.P. Residuary Trust #41

F.L.P. Residuary Trust #42

F.L.P. Residuary Trust #43

F.L.P. Residuary Trust #44

F.L.P. Residuary Trust #45

F.L.P. Residuary Trust #46

F.L.P. Residuary Trust #47

F.L.P. Residuary Trust #48

F.L.P. Residuary Trust #49

F.L.P. Residuary Trust #5

F.L.P. Residuary Trust #50

F.L.P. Residuary Trust #51

F.L.P. Residuary Trust #52

F.L.P. Residuary Trust #53

F.L.P. Residuary Trust #54

F.L.P. Residuary Trust #55

F.L.P. Residuary Trust #56

F.L.P. Residuary Trust #6

F.L.P. Residuary Trust #9

F.L.P. Trust #10

F.L.P. Trust #11

F.L.P. Trust #12

F.L.P. Trust #13

F.L.P. Trust #14

F.L.P. Trust #15

F.L.P. Trust #16

F.L.P. Trust #17

F.L.P. Trust #19

F.L.P. Trust #20

F.L.P. Trust #21

Gigi Trust

Jay Robert Trust

Jim Trust

Johnny Trust

Karen Trust

Linda Trust

Nicholas Trust

Penny Trust

R.A. G.C. Trust #1

R.A. G.C. Trust #10

R.A. G.C. Trust #2

R.A. G.C. Trust #3

R.A. G.C. Trust #4

R.A. G.C. Trust #5

R.A. G.C. Trust #6

R.A. G.C. Trust #7

R.A. G.C. Trust #8

R.A. G.C. Trust #9

R.A. Trust #25

Tom Trust

Tony Trust

CIBC Trust Company (Bahamas) Limited, solely as trustee of each of the separate trusts listed below in this Schedule 1.

c/o CIBC Trust Company (Bahamas) Limited

Goodman’s Bay Corporate Centre

West Bay Street

P.O. N-3933

Nassau, Bahamas

Settlement T-551-1

Settlement T-551-2

Settlement T-551-3

Settlement T-551-4

Settlement T-551-5

Settlement T-551-6

Settlement T-551-7

Settlement T-551-10

Settlement T-551-11

Settlement T-551-12

Settlement T-914

Settlement T-915

Settlement T-916

Settlement T-917

Settlement T-929

Settlement T-930

Settlement T-931

Settlement T-936

SCHEDULE 2

MDP Stockholders

MDCPVI TU Holdings, LLC

c/o Madison Dearborn Partners, LLC

3 First National Plaza, Suite 4600

Chicago, Illinois 60602

ANNEX A-1

U.S. Trusts

A.N.P. Trust #1
A.N.P. Trust #10
A.N.P. Trust #11
A.N.P. Trust #12
A.N.P. Trust #13A-Tom
A.N.P. Trust #13B-John
A.N.P. Trust #13C-Gigi
A.N.P. Trust #13D-Dan
A.N.P. Trust #14
A.N.P. Trust #15
A.N.P. Trust #16
A.N.P. Trust #17
A.N.P. Trust #18-John
A.N.P. Trust #18-Thomas
A.N.P. Trust #19
A.N.P. Trust #2
A.N.P. Trust #20
A.N.P. Trust #21
A.N.P. Trust #22-James
A.N.P. Trust #22-Linda
A.N.P. Trust #23-Karen
A.N.P. Trust #23-Linda
A.N.P. Trust #24-James
A.N.P. Trust #24-Karen
A.N.P. Trust #25
A.N.P. Trust #26
A.N.P. Trust #27
A.N.P. Trust #28-James
A.N.P. Trust #28-Linda
A.N.P. Trust #29-Karen
A.N.P. Trust #29-Linda
A.N.P. Trust #3
A.N.P. Trust #30-James
A.N.P. Trust #30-Karen
A.N.P. Trust #31
A.N.P. Trust #32
A.N.P. Trust #33
A.N.P. Trust #34-Anthony
A.N.P. Trust #34-Penny
A.N.P. Trust #35-Anthony
A.N.P. Trust #35-Jay Robert
A.N.P. Trust #36-Jay Robert
A.N.P. Trust #36-Penny
A.N.P. Trust #37
A.N.P. Trust #38
A.N.P. Trust #39
A.N.P. Trust #40-Anthony
A.N.P. Trust #40-Penny
A.N.P. Trust #41-Anthony

A.N.P. Trust #41-Jay Robert

A.N.P. Trust #42-Jay Robert

A.N.P. Trust #42-Penny

A.N.P. Trust #4-Daniel

A.N.P. Trust #4-John

A.N.P. Trust #5-Daniel

A.N.P. Trust #5-Jean

A.N.P. Trust #6

A.N.P. Trust #7A-Tom

A.N.P. Trust #7B-John

A.N.P. Trust #7C-Gigi

A.N.P. Trust #7D-Dan

A.N.P. Trust #8

A.N.P. Trust #9

D.N.P. Residuary Trust #1

D.N.P. Residuary Trust #2

D.N.P. Residuary Trust #3

D.N.P. Residuary Trust #4

D.N.P. Residuary Trust #5

D.N.P. Residuary Trust #6

D.N.P. Residuary Trust #7

D.N.P. Residuary Trust #8

D.N.P. Residuary Trust #9

Daniel Trust

F.L.P. Residuary Trust #1

F.L.P. Residuary Trust #11

F.L.P. Residuary Trust #12

F.L.P. Residuary Trust #13

F.L.P. Residuary Trust #14

F.L.P. Residuary Trust #15

F.L.P. Residuary Trust #16

F.L.P. Residuary Trust #17

F.L.P. Residuary Trust #18

F.L.P. Residuary Trust #19

F.L.P. Residuary Trust #20

F.L.P. Residuary Trust #21

F.L.P. Residuary Trust #22

F.L.P. Residuary Trust #23

F.L.P. Residuary Trust #24

F.L.P. Residuary Trust #25

F.L.P. Residuary Trust #26

F.L.P. Residuary Trust #27

F.L.P. Residuary Trust #28

F.L.P. Residuary Trust #29

F.L.P. Residuary Trust #30

F.L.P. Residuary Trust #31

F.L.P. Residuary Trust #32

F.L.P. Residuary Trust #33

F.L.P. Residuary Trust #34

F.L.P. Residuary Trust #35

F.L.P. Residuary Trust #36

F.L.P. Residuary Trust #37

F.L.P. Residuary Trust #38

F.L.P. Residuary Trust #39

F.L.P. Residuary Trust #40

F.L.P. Residuary Trust #41

F.L.P. Residuary Trust #42

F.L.P. Residuary Trust #43

F.L.P. Residuary Trust #44

F.L.P. Residuary Trust #45

F.L.P. Residuary Trust #46

F.L.P. Residuary Trust #47

F.L.P. Residuary Trust #48

F.L.P. Residuary Trust #49

F.L.P. Residuary Trust #5

F.L.P. Residuary Trust #50

F.L.P. Residuary Trust #51

F.L.P. Residuary Trust #52

F.L.P. Residuary Trust #53

F.L.P. Residuary Trust #54

F.L.P. Residuary Trust #55

F.L.P. Residuary Trust #56

F.L.P. Residuary Trust #6

F.L.P. Residuary Trust #9

F.L.P. Trust #10

F.L.P. Trust #11

F.L.P. Trust #12

F.L.P. Trust #13

F.L.P. Trust #14

F.L.P. Trust #15

F.L.P. Trust #16

F.L.P. Trust #17

F.L.P. Trust #19

F.L.P. Trust #20

F.L.P. Trust #21

Gigi Trust

Jay Robert Trust

Jim Trust

Johnny Trust

Karen Trust

Linda Trust

Nicholas Trust

Penny Trust

R.A. G.C. Trust #1

R.A. G.C. Trust #10

R.A. G.C. Trust #2

R.A. G.C. Trust #3

R.A. G.C. Trust #4

R.A. G.C. Trust #5

R.A. G.C. Trust #6

R.A. G.C. Trust #7

R.A. G.C. Trust #8

R.A. G.C. Trust #9

R.A. Trust #25

Tom Trust

Tony Trust

ANNEX A-2

Non-U.S. Trusts

Settlement T-551-1

Settlement T-551-10

Settlement T-551-11

Settlement T-551-12

Settlement T-551-2

Settlement T-551-3

Settlement T-551-4

Settlement T-551-5

Settlement T-551-6

Settlement T-551-7

Settlement T-914

Settlement T-915

Settlement T-916

Settlement T-917

Settlement T-929

Settlement T-930

Settlement T-931

Settlement T-936